SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2021
Subsequent Events [Abstract]
SUBSEQUENT EVENTS	SUBSEQUENT EVENTS
In January 2022, SwissMarine fully repaid the outstanding loan of $5.35 million. For more information with respect to this loan, see Note 28, "Related Party Transactions".

On February 16, 2022, our Board of Directors announced a cash dividend to the Company's shareholders of $0.90 per share in respect of the fourth quarter of 2021. The record date for the dividend was March 3, 2022. The ex-dividend date was March 2, 2022 and the dividend was paid on March 10, 2022.

In February 2022, we entered into an agreement to sell en-bloc three older Panamax vessels, Golden Empress, Golden Enterprise and Golden Endeavour to an unrelated third party for $52 million. The vessels are expected to be delivered to their new owner in the second quarter of 2022 and the total estimated net cash flows from the transaction are expected to be approximately $30.7 million. The Company expects to record a gain of approximately $9.6 million from the sale in the second quarter of 2022.

In February 2022, following the termination of the pool agreement, our 25% share in CCL was sold for $17.5 thousands.

In March 2022, our ownership in SwissMarine was diluted from 17.5% to 16.4%.

There continues to be economic uncertainty relating to COVID-19 pandemic and war in Ukraine, the effect of this uncertainty remains unknown and can have a negative impact on our cash flows if market spot rates decrease to levels below our average cash break-even rates.